                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, the undersigned, a Director of Halliburton Company ("Company"), does hereby constitute and appoint Richard B. Cheney, Dale
P. Jones, David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, his true and lawful attorneys and attorney, with full power of substitution or resubstitution, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and other federal or state securities laws, and any rules, regulations and requirements of the Securities and Exchange Commission or state regulatory authorities in respect thereof, in connection with the registration for offering under said Securities Act of 1933, as amended, of a principal amount not to exceed $600,000,000 of debentures or other evidences of indebtedness or such amount of debentures or other evidences of indebtedness where the principal amount thereof at maturity discounted to the date of issuance and sale will result in the Company receiving net proceeds of $600,000,000 ("Debentures"), whether such Debentures by their terms when issued contain provisions for convertibility into the Company's Common Stock, subordination to existing or future indebtedness, redemption or establishment of a sinking fund for retirement of the indebtedness created thereby, or all, some or none of such provisions or features, of the Company, or such lesser amount of Debentures, all upon such terms and in such amounts as may be deemed appropriate by proper officers of the Company, and subsequent offering for sale and sale thereof, including specifically, but without limitation thereof, power and authority to sign my name as a Director of the Company to a Registration Statement on the appropriate Form and on any other applications and statements to be filed with the Securities and Exchange Commission with respect to the offering or sale of Debentures or the Common Stock of the Company into which such Debentures may be converted, if such filing should be deemed appropriate by the proper officers of the Company, and all amendments thereto, including without limitation post effective amendments thereto, and to any instruments or documents filed as part of or in connection therewith.

      IN TESTIMONY HEREOF, witness my hand this the 22nd day of July, 1997.



                                        /s/ Anne L. Armstrong
                                        ---------------------
                                        Anne L. Armstrong

                                 POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, the undersigned, a Director of Halliburton Company ("Company"), does hereby constitute and appoint Dale P. Jones, David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, his true and lawful attorneys and attorney, with full power of substitution or resubstitution, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and other federal or state securities laws, and any rules, regulations and requirements of the Securities and Exchange Commission or state regulatory authorities in respect thereof, in connection with the registration for offering under said Securities Act of 1933, as amended, of a principal amount not to exceed $600,000,000 of debentures or other evidences of indebtedness or such amount of debentures or other evidences of indebtedness where the principal amount thereof at maturity discounted to the date of issuance and sale will result in the Company receiving net proceeds of $600,000,000 ("Debentures"), whether such Debentures by their terms when issued contain provisions for convertibility into the Company's Common Stock, subordination to existing or future indebtedness, redemption or establishment of a sinking fund for retirement of the indebtedness created thereby, or all, some or none of such provisions or features, of the Company, or such lesser amount of Debentures, all upon such terms and in such amounts as may be deemed appropriate by proper officers of the Company, and subsequent offering for sale and sale thereof, including specifically, but without limitation thereof, power and authority to sign my name as a Director of the Company to a Registration Statement on the appropriate Form and on any other applications and statements to be filed with the Securities and Exchange Commission with respect to the offering or sale of Debentures or the Common Stock of the Company into which such Debentures may be converted, if such filing should be deemed appropriate by the proper officers of the Company, and all amendments thereto, including without limitation post effective amendments thereto, and to any instruments or documents filed as part of or in connection therewith.

      IN TESTIMONY HEREOF, witness my hand this the 22nd day of July, 1997.



                                        /s/ Richard B. Cheney
                                        ---------------------
                                        Richard B. Cheney

                                 POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, the undersigned, a Director of Halliburton Company ("Company"), does hereby constitute and appoint Richard B. Cheney, Dale
P. Jones, David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, his true and lawful attorneys and attorney, with full power of substitution or resubstitution, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and other federal or state securities laws, and any rules, regulations and requirements of the Securities and Exchange Commission or state regulatory authorities in respect thereof, in connection with the registration for offering under said Securities Act of 1933, as amended, of a principal amount not to exceed $600,000,000 of debentures or other evidences of indebtedness or such amount of debentures or other evidences of indebtedness where the principal amount thereof at maturity discounted to the date of issuance and sale will result in the Company receiving net proceeds of $600,000,000 ("Debentures"), whether such Debentures by their terms when issued contain provisions for convertibility into the Company's Common Stock, subordination to existing or future indebtedness, redemption or establishment of a sinking fund for retirement of the indebtedness created thereby, or all, some or none of such provisions or features, of the Company, or such lesser amount of Debentures, all upon such terms and in such amounts as may be deemed appropriate by proper officers of the Company, and subsequent offering for sale and sale thereof, including specifically, but without limitation thereof, power and authority to sign my name as a Director of the Company to a Registration Statement on the appropriate Form and on any other applications and statements to be filed with the Securities and Exchange Commission with respect to the offering or sale of Debentures or the Common Stock of the Company into which such Debentures may be converted, if such filing should be deemed appropriate by the proper officers of the Company, and all amendments thereto, including without limitation post effective amendments thereto, and to any instruments or documents filed as part of or in connection therewith.

      IN TESTIMONY HEREOF, witness my hand this the 21st day of July, 1997.



                                          /s/ Clitheroe
                                          -------------
                                          Lord Clitheroe

                                 POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, the undersigned, a Director of Halliburton Company ("Company"), does hereby constitute and appoint Richard B. Cheney, Dale
P. Jones, David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, his true and lawful attorneys and attorney, with full power of substitution or resubstitution, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and other federal or state securities laws, and any rules, regulations and requirements of the Securities and Exchange Commission or state regulatory authorities in respect thereof, in connection with the registration for offering under said Securities Act of 1933, as amended, of a principal amount not to exceed $600,000,000 of debentures or other evidences of indebtedness or such amount of debentures or other evidences of indebtedness where the principal amount thereof at maturity discounted to the date of issuance and sale will result in the Company receiving net proceeds of $600,000,000 ("Debentures"), whether such Debentures by their terms when issued contain provisions for convertibility into the Company's Common Stock, subordination to existing or future indebtedness, redemption or establishment of a sinking fund for retirement of the indebtedness created thereby, or all, some or none of such provisions or features, of the Company, or such lesser amount of Debentures, all upon such terms and in such amounts as may be deemed appropriate by proper officers of the Company, and subsequent offering for sale and sale thereof, including specifically, but without limitation thereof, power and authority to sign my name as a Director of the Company to a Registration Statement on the appropriate Form and on any other applications and statements to be filed with the Securities and Exchange Commission with respect to the offering or sale of Debentures or the Common Stock of the Company into which such Debentures may be converted, if such filing should be deemed appropriate by the proper officers of the Company, and all amendments thereto, including without limitation post effective amendments thereto, and to any instruments or documents filed as part of or in connection therewith.

      IN TESTIMONY HEREOF, witness my hand this the 23rd day of July, 1997.



                                      /s/ Robert L. Crandall
                                      ----------------------
                                      Robert L. Crandall

                                 POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, the undersigned, a Director of Halliburton Company ("Company"), does hereby constitute and appoint Richard B. Cheney, David
J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, his true and lawful attorneys and attorney, with full power of substitution or resubstitution, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and other federal or state securities laws, and any rules, regulations and requirements of the Securities and Exchange Commission or state regulatory authorities in respect thereof, in connection with the registration for offering under said Securities Act of 1933, as amended, of a principal amount not to exceed $600,000,000 of debentures or other evidences of indebtedness or such amount of debentures or other evidences of indebtedness where the principal amount thereof at maturity discounted to the date of issuance and sale will result in the Company receiving net proceeds of $600,000,000 ("Debentures"), whether such Debentures by their terms when issued contain provisions for convertibility into the Company's Common Stock, subordination to existing or future indebtedness, redemption or establishment of a sinking fund for retirement of the indebtedness created thereby, or all, some or none of such provisions or features, of the Company, or such lesser amount of Debentures, all upon such terms and in such amounts as may be deemed appropriate by proper officers of the Company, and subsequent offering for sale and sale thereof, including specifically, but without limitation thereof, power and authority to sign my name as a Director of the Company to a Registration Statement on the appropriate Form and on any other applications and statements to be filed with the Securities and Exchange Commission with respect to the offering or sale of Debentures or the Common Stock of the Company into which such Debentures may be converted, if such filing should be deemed appropriate by the proper officers of the Company, and all amendments thereto, including without limitation post effective amendments thereto, and to any instruments or documents filed as part of or in connection therewith.

      IN TESTIMONY HEREOF, witness my hand this the 22nd day of July, 1997.



                                         /s/ Dale P. Jones
                                         -----------------
                                         Dale P. Jones

                                 POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, the undersigned, a Director of Halliburton Company ("Company"), does hereby constitute and appoint Richard B. Cheney, Dale
P. Jones, David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, his true and lawful attorneys and attorney, with full power of substitution or resubstitution, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and other federal or state securities laws, and any rules, regulations and requirements of the Securities and Exchange Commission or state regulatory authorities in respect thereof, in connection with the registration for offering under said Securities Act of 1933, as amended, of a principal amount not to exceed $600,000,000 of debentures or other evidences of indebtedness or such amount of debentures or other evidences of indebtedness where the principal amount thereof at maturity discounted to the date of issuance and sale will result in the Company receiving net proceeds of $600,000,000 ("Debentures"), whether such Debentures by their terms when issued contain provisions for convertibility into the Company's Common Stock, subordination to existing or future indebtedness, redemption or establishment of a sinking fund for retirement of the indebtedness created thereby, or all, some or none of such provisions or features, of the Company, or such lesser amount of Debentures, all upon such terms and in such amounts as may be deemed appropriate by proper officers of the Company, and subsequent offering for sale and sale thereof, including specifically, but without limitation thereof, power and authority to sign my name as a Director of the Company to a Registration Statement on the appropriate Form and on any other applications and statements to be filed with the Securities and Exchange Commission with respect to the offering or sale of Debentures or the Common Stock of the Company into which such Debentures may be converted, if such filing should be deemed appropriate by the proper officers of the Company, and all amendments thereto, including without limitation post effective amendments thereto, and to any instruments or documents filed as part of or in connection therewith.

      IN TESTIMONY HEREOF, witness my hand this the 23rd day of July, 1997.



                                         /s/ W. R. Howell
                                         ----------------
                                         W. R. Howell

                                 POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, the undersigned, a Director of Halliburton Company ("Company"), does hereby constitute and appoint Richard B. Cheney, Dale
P. Jones, David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, his true and lawful attorneys and attorney, with full power of substitution or resubstitution, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and other federal or state securities laws, and any rules, regulations and requirements of the Securities and Exchange Commission or state regulatory authorities in respect thereof, in connection with the registration for offering under said Securities Act of 1933, as amended, of a principal amount not to exceed $600,000,000 of debentures or other evidences of indebtedness or such amount of debentures or other evidences of indebtedness where the principal amount thereof at maturity discounted to the date of issuance and sale will result in the Company receiving net proceeds of $600,000,000 ("Debentures"), whether such Debentures by their terms when issued contain provisions for convertibility into the Company's Common Stock, subordination to existing or future indebtedness, redemption or establishment of a sinking fund for retirement of the indebtedness created thereby, or all, some or none of such provisions or features, of the Company, or such lesser amount of Debentures, all upon such terms and in such amounts as may be deemed appropriate by proper officers of the Company, and subsequent offering for sale and sale thereof, including specifically, but without limitation thereof, power and authority to sign my name as a Director of the Company to a Registration Statement on the appropriate Form and on any other applications and statements to be filed with the Securities and Exchange Commission with respect to the offering or sale of Debentures or the Common Stock of the Company into which such Debentures may be converted, if such filing should be deemed appropriate by the proper officers of the Company, and all amendments thereto, including without limitation post effective amendments thereto, and to any instruments or documents filed as part of or in connection therewith.

      IN TESTIMONY HEREOF, witness my hand this the 22nd day of July, 1997.



                                 /s/ Delano E. Lewis
                                 -------------------
                                 Delano E. Lewis

                                 POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, the undersigned, a Director of Halliburton Company ("Company"), does hereby constitute and appoint Richard B. Cheney, Dale
P. Jones, David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, his true and lawful attorneys and attorney, with full power of substitution or resubstitution, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and other federal or state securities laws, and any rules, regulations and requirements of the Securities and Exchange Commission or state regulatory authorities in respect thereof, in connection with the registration for offering under said Securities Act of 1933, as amended, of a principal amount not to exceed $600,000,000 of debentures or other evidences of indebtedness or such amount of debentures or other evidences of indebtedness where the principal amount thereof at maturity discounted to the date of issuance and sale will result in the Company receiving net proceeds of $600,000,000 ("Debentures"), whether such Debentures by their terms when issued contain provisions for convertibility into the Company's Common Stock, subordination to existing or future indebtedness, redemption or establishment of a sinking fund for retirement of the indebtedness created thereby, or all, some or none of such provisions or features, of the Company, or such lesser amount of Debentures, all upon such terms and in such amounts as may be deemed appropriate by proper officers of the Company, and subsequent offering for sale and sale thereof, including specifically, but without limitation thereof, power and authority to sign my name as a Director of the Company to a Registration Statement on the appropriate Form and on any other applications and statements to be filed with the Securities and Exchange Commission with respect to the offering or sale of Debentures or the Common Stock of the Company into which such Debentures may be converted, if such filing should be deemed appropriate by the proper officers of the Company, and all amendments thereto, including without limitation post effective amendments thereto, and to any instruments or documents filed as part of or in connection therewith.

      IN TESTIMONY HEREOF, witness my hand this the 23rd day of July, 1997.



                                     /s/ C. J. Silas
                                     ---------------
                                     C. J. Silas

                                 POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, the undersigned, a Director of Halliburton Company ("Company"), does hereby constitute and appoint Richard B. Cheney, Dale
P. Jones, David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, his true and lawful attorneys and attorney, with full power of substitution or resubstitution, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and other federal or state securities laws, and any rules, regulations and requirements of the Securities and Exchange Commission or state regulatory authorities in respect thereof, in connection with the registration for offering under said Securities Act of 1933, as amended, of a principal amount not to exceed $600,000,000 of debentures or other evidences of indebtedness or such amount of debentures or other evidences of indebtedness where the principal amount thereof at maturity discounted to the date of issuance and sale will result in the Company receiving net proceeds of $600,000,000 ("Debentures"), whether such Debentures by their terms when issued contain provisions for convertibility into the Company's Common Stock, subordination to existing or future indebtedness, redemption or establishment of a sinking fund for retirement of the indebtedness created thereby, or all, some or none of such provisions or features, of the Company, or such lesser amount of Debentures, all upon such terms and in such amounts as may be deemed appropriate by proper officers of the Company, and subsequent offering for sale and sale thereof, including specifically, but without limitation thereof, power and authority to sign my name as a Director of the Company to a Registration Statement on the appropriate Form and on any other applications and statements to be filed with the Securities and Exchange Commission with respect to the offering or sale of Debentures or the Common Stock of the Company into which such Debentures may be converted, if such filing should be deemed appropriate by the proper officers of the Company, and all amendments thereto, including without limitation post effective amendments thereto, and to any instruments or documents filed as part of or in connection therewith.

      IN TESTIMONY HEREOF, witness my hand this the 22nd day of July, 1997.



                                 /s/ Roger T. Staubach
                                 ---------------------
                                 Roger T. Staubach

                                 POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, the undersigned, a Director of Halliburton Company ("Company"), does hereby constitute and appoint Richard B. Cheney, Dale
P. Jones, David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, his true and lawful attorneys and attorney, with full power of substitution or resubstitution, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Trust Indenture Act of 1939, as amended, and other federal or state securities laws, and any rules, regulations and requirements of the Securities and Exchange Commission or state regulatory authorities in respect thereof, in connection with the registration for offering under said Securities Act of 1933, as amended, of a principal amount not to exceed $600,000,000 of debentures or other evidences of indebtedness or such amount of debentures or other evidences of indebtedness where the principal amount thereof at maturity discounted to the date of issuance and sale will result in the Company receiving net proceeds of $600,000,000 ("Debentures"), whether such Debentures by their terms when issued contain provisions for convertibility into the Company's Common Stock, subordination to existing or future indebtedness, redemption or establishment of a sinking fund for retirement of the indebtedness created thereby, or all, some or none of such provisions or features, of the Company, or such lesser amount of Debentures, all upon such terms and in such amounts as may be deemed appropriate by proper officers of the Company, and subsequent offering for sale and sale thereof, including specifically, but without limitation thereof, power and authority to sign my name as a Director of the Company to a Registration Statement on the appropriate Form and on any other applications and statements to be filed with the Securities and Exchange Commission with respect to the offering or sale of Debentures or the Common Stock of the Company into which such Debentures may be converted, if such filing should be deemed appropriate by the proper officers of the Company, and all amendments thereto, including without limitation post effective amendments thereto, and to any instruments or documents filed as part of or in connection therewith.

      IN TESTIMONY HEREOF, witness my hand this the 21st day of July, 1997.



                                   /s/ R. J. Stegemeier
                                   --------------------
                                   Richard J. Stegemeier